                                                                   EXHIBIT 99.1


                             LETTER OF TRANSMITTAL

                             SAMSONITE CORPORATION
                           Offer for all Outstanding
            13 7/8% SENIOR REDEEMABLE EXCHANGEABLE PREFERRED STOCK
                                IN EXCHANGE FOR
            13 7/8% SENIOR REDEEMABLE EXCHANGEABLE PREFERRED STOCK,
                        WHICH HAS BEEN REGISTERED UNDER
                          THE SECURITIES ACT OF 1933,
               PURSUANT TO THE PROSPECTUS, DATED          , 1998

--------------------------------------------------------------------------------
        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON
          1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

     Delivery To: United States Trust Company of New York, Exchange Agent

                   By Mail:                             By Overnight Courier and By Hand after 4:30 p.m.
                                                           New York City Time on the Expiration Date:

   United States Trust Company of New York                 United States Trust Company of New York
        P.O. Box 843 - Cooper Station                             770 Broadway, 13th Floor
           New York, New York 10276                               New York, New York 10003
    Attention: Corporate Trust Services                     Attention: Corporate Trust Services

         By Hand before 4:30 p.m.                                   For Information Call
           New York City Time:                                         (800) 548-6565

   United States Trust Company of New York                        By Facsimile Transmission
                 111 Broadway                                 (for Eligible Institutions only):
Attention:  Corporate Trust Window Lower Level                         (212) 780-0592
           New York, New York 10006                          Attention: Corporate Trust Services

                                                                    Confirm by Telephone
                                                                       (800) 548-6565


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges that he or she has received and reviewed the
Prospectus, dated         , 1998 (the "Prospectus"), of Samsonite Corporation, a
Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange up to 175,000 shares of its 13 7/8% Senior Redeemable Exchangeable Preferred Stock which has been registered under the Securities Act of 1933, as amended (the "New Senior Preferred Stock"), for a like number of shares of its issued and outstanding 13 7/8% Senior Redeemable Exchangeable Preferred Stock (the "Old Senior Preferred Stock" and together with the New Senior Preferred Stock, the "Senior Preferred Stock") from the registered holders thereof.

     For each share of Old Senior Preferred Stock accepted for exchange, the holder of such share of Old Senior Preferred Stock will receive a share of New Senior Preferred Stock having a liquidation preference per share equal to that of the surrendered share of Old Senior Preferred Stock. Stockholders of the New Senior Preferred Stock are entitled to receive, when, as and if declared by the Board of Directors of the Company out of funds legally available therefor, dividends on the Senior Preferred Stock at a rate per annum of 13 7/8% of the liquidation preference per share of Senior Preferred Stock, payable quarterly in arrears on each March 15, June 15, September 15 and December 15, commencing September 15, 1998. The New Senior Preferred Stock will accrue dividends from the most recent date to which dividends have been paid on the Old Senior Preferred Stock or, if no dividends have been paid on the Old Senior Preferred Stock, from June 24, 1998. If the Company fails to comply with certain registration obligations as set forth in the Registration Rights Agreement dated as of June 24, 1998 (the "Registration Rights Agreement"), then the Company shall pay Additional Dividends (as defined in the Registration Rights Agreement) (up to a maximum of 100 basis points of the liquidation preference outstanding per annum) to holders of Old Senior Preferred Stock affected thereby.
Holders of Old Senior Preferred Stock accepted in the exchange will be deemed to have waived the right to receive any other payment or accrued dividends on the Old Senior Preferred Stock. The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Old Senior Preferred Stock of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date.

     This Letter is to be completed by a holder of Old Senior Preferred Stock either if certificates are to be forwarded herewith or if a tender for Old Senior Preferred Stock, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange

Offer--Book-Entry Transfer" section of the Prospectus. Holders of Old Senior Preferred Stock whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Senior Preferred Stock into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent prior to the Expiration Date, must tender their Old Senior Preferred Stock according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the Old Senior Preferred Stock to which this Letter relates. If the space provided below is inadequate, the certificate numbers and liquidation preference of Old Senior Preferred Stock should be listed on a separate signed schedule affixed hereto.

---------------------------------------------------------------------------------------------------------------------
    DESCRIPTION OF OLD SENIOR PREFERRED STOCK       1                          2                            3
---------------------------------------------------------------------------------------------------------------------
                                                                        AGGREGATE
                                                                        LIQUIDATION
                                                                        PREFERENCE                   LIQUIDATION
 NAME(S) AND ADDRESS(ES) OF REGISTERED          CERTIFICATE            OF OLD SENIOR                 PREFERENCE
 HOLDER(S) (PLEASE FILL IN, IF BLANK)           NUMBERS (S)*          PREFERRED STOCK (S)            TENDERED **
---------------------------------------------------------------------------------------------------------------------
                                               ----------------------------------------------------------------------

                                               ----------------------------------------------------------------------

                                               ----------------------------------------------------------------------

                                               ----------------------------------------------------------------------
                                                   TOTAL
---------------------------------------------------------------------------------------------------------------------

 * Need not be completed if Old Senior Preferred Stock is being tendered by book-entry transfer.

** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Senior Preferred Stock represented by the Old Senior Preferred Stock indicated in column 2. See Instruction 2. Old Senior Preferred Stock tendered hereby must be in denominations of liquidation preference per share of $1,000 and any integral multiple thereof. See Instruction 1.
--------------------------------------------------------------------------------

[_] CHECK HERE IF TENDERED OLD SENIOR PREFERRED STOCK IS BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution _____________________________________________
     Account Number __________________ Transaction Code Number__________________

[_] CHECK HERE IF TENDERED OLD SENIOR PREFERRED STOCK IS BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s)    ________________________________________
     Window Ticket Number (if any)      ________________________________________
     Date of Execution of Notice of Guaranteed Delivery ______________________ Name of Institution which guaranteed delivery ____________________________

     IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:
     Account Number __________________ Transaction Code Number__________________

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:  _________________________________________________________________________

Address: _______________________________________________________________________
         _______________________________________________________________________

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Senior Preferred Stock. If the undersigned is a broker-dealer that will receive shares of New Senior Preferred Stock for its own account in exchange for shares of Old Senior Preferred Stock that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act of 1933, as amended, in connection with any resale of such New Senior Preferred Stock; however, by so acknowledging and by delivering such a prospectus the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act of 1933, as amended. If the undersigned is a broker-dealer that will receive New Senior Preferred Stock, it represents that the Old Senior Preferred Stock to be exchanged for the New Senior Preferred Stock was acquired as a result of market-making activities or other trading activities.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate liquidation preference of Old Senior Preferred Stock indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Senior Preferred Stock tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Senior Preferred Stock as is being tendered hereby.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Old Senior Preferred Stock, with full power of substitution, among other things, to cause the Old Senior Preferred Stock to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Senior Preferred Stock, and to acquire New Senior Preferred Stock issuable upon the exchange of such tendered Old Senior Preferred Stock, and that, when the same is accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same is accepted by the Company. The undersigned hereby further represents that any New Senior Preferred Stock acquired in exchange for Old Senior Preferred Stock tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Senior Preferred Stock, whether or not such person is the undersigned, that neither the holder of such Old Senior Preferred Stock nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution of such New Senior Preferred Stock and that neither the holder of such Old Senior Preferred Stock nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

     The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Senior Preferred Stock issued pursuant to the Exchange Offer in exchange for the Old Senior Preferred Stock may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Senior Preferred Stock is acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such New Senior Preferred Stock. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in such other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Senior Preferred Stock and has no arrangement or understanding to participate in a distribution of New Senior Preferred Stock. If any holder is an affiliate of the Company, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the New Senior Preferred Stock to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery provisions of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Senior Preferred Stock for its own account in exchange for Old Senior Preferred Stock, it represents that the Old Senior Preferred Stock to be exchanged for the New Senior Preferred Stock was acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Senior Preferred Stock; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Senior Preferred Stock tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue the New Senior Preferred Stock (and, if applicable, substitute certificates representing Old Senior Preferred Stock for any Old Senior Preferred Stock not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Senior Preferred Stock, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Senior Preferred Stock (and, if applicable, substitute certificates representing Old Senior Preferred Stock for any Old Senior Preferred Stock not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Senior Preferred Stock."

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD SENIOR PREFERRED STOCK" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD SENIOR PREFERRED STOCK AS SET FORTH IN SUCH BOX ABOVE.

----------------------------------------------------------       ----------------------------------------------------------
          SPECIAL ISSUANCE INSTRUCTIONS                                      SPECIAL DELIVERY INSTRUCTIONS
            (SEE INSTRUCTIONS 3 AND 4)                                         (SEE INSTRUCTIONS 3 AND 4)
----------------------------------------------------------       ----------------------------------------------------------
To be completed ONLY if certificates for Old Senior
Preferred Stock not exchanged and/or New Senior
Preferred Stock are to be issued in the name of and
sent to someone other than the person or persons
whose signature(s) appear(s) on this Letter above,               To be completed ONLY if certificates for Old Senior
or if Old Senior Preferred Stock delivered by                    Preferred Stock not exchanged and/or New Senior
book-entry transfer which is not accepted for                    Preferred Stock are to be sent to someone
exchange is to be returned by credit to an account               other than the person or persons whose signature(s)
maintained at the Book-Entry Transfer Facility other             appear(s) on this Letter above or to such person or
than the account indicated above.                                persons at an address other than shown in the box
                                                                 entitled "Description of Old Senior Preferred Stock on
Issue:  New Senior Preferred Stock and/or Old Senior             this Letter above.
        Preferred Stock to:

Name(s):..................................................       Mail:  New Senior Preferred Stock and/or Old Senior
                (PLEASE TYPE OR PRINT)                                  Preferred Stock to:

 ..........................................................       Name(s):..................................................
                (PLEASE TYPE OR PRINT)                                           (PLEASE TYPE OR PRINT)

Address:..................................................       ..........................................................
                                                                                 (PLEASE TYPE OR PRINT)

 ..........................................................       Address:..................................................
                     (ZIP CODE)
            (COMPLETE SUBSTITUTE FORM W-9)                       ..........................................................
                                                                                        (ZIP CODE)
[_] Credit unexchanged Old Senior Preferred Stock delivered
    by book-entry transfer to the Book-Entry Transfer
    Facility account set forth below.

----------------------------------------------------------
              (BOOK-ENTRY TRANSFER FACILITY
              ACCOUNT NUMBER, IF APPLICABLE)
----------------------------------------------------------       ----------------------------------------------------------

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD SENIOR PREFERRED STOCK OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
          (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)

x ...................................................  ..................., 1998
x ...................................................  ..................., 1998
      SIGNATURE(S) OF OWNER                                    DATE

  Area Code and Telephone Number: ......................................

     If a holder is tendering any Old Senior Preferred Stock, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Senior Preferred Stock or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

  Name(s):.................................................................
  .........................................................................
                            (PLEASE TYPE OR PRINT)

  Capacity:................................................................
  Address:.................................................................
  .........................................................................
                             (INCLUDING ZIP CODE)

                              SIGNATURE GUARANTEE
                        (IF REQUIRED BY INSTRUCTION 3)

  Signature(s) Guaranteed by
      an Eligible Institution:.............................................
                            (AUTHORIZED SIGNATURE)

  .........................................................................
                                    (TITLE)

  .........................................................................
                                (NAME AND FIRM)

  Dated: ............................................................, 1998

--------------------------------------------------------------------------------

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (See Instruction 5)

             PAYOR'S NAME:  UNITED STATES TRUST COMPANY OF NEW YORK

---------------------------------------------------------------------------------------------------------------------------------
                                PART 1--PLEASE PROVIDE YOUR TIN
                                IN THE BOX AT RIGHT AND CERTIFY             TIN: _____________________________
                                BY SIGNING AND DATING BELOW.                       SOCIAL SECURITY NUMBER OR
SUBSTITUTE                                                                       EMPLOYER IDENTIFICATION NUMBER
                                -------------------------------------------------------------------------------------------------
FORM W-9                        PART 2--TIN APPLIED FOR [_]
                                -------------------------------------------------------------------------------------------------
DEPARTMENT OF THE TREASURY      CERTIFICATION:  UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
INTERNAL REVENUE SERVICE
                                (1)  the number shown on this form is my correct Taxpayer Identification Number (or I am
PAYOR'S REQUEST FOR                  waiting for a number to be issued to me),
TAXPAYER                        (2)  I am not subject to backup withholding either because:  (a) I am exempt from backup
IDENTIFICATION NUMBER                withholding or (b) I have not been notified by the Internal Revenue Service (the "IRS")
("TIN") AND                          that I am subject to backup withholding as a result of a failure to report all interest or
CERTIFICATION                        dividends or (c) the IRS has notified me that I am no longer subject to backup withholding and
                                (3)  any other information provided on this form is true and correct.

                                SIGNATURE ...............................................      DATE............................
---------------------------------------------------------------------------------------------------------------------------------

You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
--------------------------------------------------------------------------------


       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 2 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

     __________________________________       __________________________________
                 SIGNATURE                                    DATE

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

    FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER FOR THE
13 7/8% SENIOR REDEEMABLE EXCHANGEABLE PREFERRED STOCK OF SAMSONITE CORPORATION
 IN EXCHANGE FOR THE 13 7/8% SENIOR REDEEMABLE EXCHANGEABLE PREFERRED STOCK OF
          SAMSONITE CORPORATION, WHICH HAS BEEN REGISTERED UNDER THE
                            SECURITIES ACT OF 1933

1. DELIVERY OF THIS LETTER AND SENIOR PREFERRED STOCK; GUARANTEED DELIVERY PROCEDURES.

     This Letter is to be completed by holders of Old Senior Preferred Stock either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered shares of Old Senior Preferred Stock, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Senior Preferred Stock tendered hereby must be in denominations of liquidation preference per share of $1,000 and any integral multiple thereof.

     Holders whose certificates for Old Senior Preferred Stock are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their shares of Old Senior Preferred Stock pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Senior Preferred Stock and the liquidation preference of Old Senior Preferred Stock tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, the certificates for all physically tendered shares of Old Senior Preferred Stock, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent and (iii) the certificates for all physically tendered shares of Old Senior Preferred Stock, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

     The method of delivery of this Letter, the shares of Old Senior Preferred Stock and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If shares of Old Senior Preferred Stock are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date.

     See "The Exchange Offer" section of the Prospectus.

2.   PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY
TRANSFER).

     If less than all of the shares of Old Senior Preferred Stock evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the liquidation preference of Old Senior Preferred Stock to be tendered in the box above entitled "Description of Old Senior Preferred Stock--Liquidation Preference Tendered." A reissued certificate representing the balance of non-tendered shares of Old Senior Preferred Stock will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. ALL OF THE SHARES OF OLD SENIOR PREFERRED STOCK DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter is signed by the registered holder of the Old Senior Preferred Stock tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered shares of Old Senior Preferred Stock are owned of record by two or more joint owners, all of such owners must sign this Letter.

     If any tendered shares of Old Senior Preferred Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder or holders of the Old Senior Preferred Stock specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the shares of New Senior Preferred Stock are to be issued, or any untendered shares of Old Senior Preferred Stock are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     ENDORSEMENTS ON CERTIFICATES FOR SHARES OF OLD SENIOR PREFERRED STOCK OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A FINANCIAL INSTITUTION (INCLUDING MOST BANKS, SAVINGS AND LOAN ASSOCIATIONS AND BROKERAGE HOUSES) THAT IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM, THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM OR THE STOCK EXCHANGES MEDALLION PROGRAM (EACH AN "ELIGIBLE INSTITUTION").

     SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE SHARES OF OLD SENIOR PREFERRED STOCK ARE TENDERED: (I) BY A REGISTERED HOLDER OF SHARES OF OLD SENIOR PREFERRED STOCK (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD SENIOR PREFERRED STOCK) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.   SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering holders of Old Senior Preferred Stock should indicate in the applicable box the name and address to which shares of New Senior Preferred Stock issued pursuant to the Exchange Offer and or substitute certificates evidencing Old Senior Preferred Stock not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering shares of Old Senior Preferred Stock by book-entry transfer may request that Old Senior Preferred Stock not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such shares of Old Senior Preferred Stock not exchanged will be returned to the name and address of the person signing this Letter.

5.   TAXPAYER IDENTIFICATION NUMBER.

     Federal income tax law generally requires that a tendering holder whose Old Senior Preferred Stock is accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 above, which in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption from backup withholding such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, the Exchange Agent may be required to withhold 31% of the amount of any reportable payments made after the exchange to such holder of New Senior Preferred Stock. If withholding results in an overpayment of taxes, a refund may be obtained.

     Exempt holders of Old Senior Preferred Stock (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding, each tendering holder of Old Senior Preferred Stock must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying, under penalties of perjury, that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding or (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or
(iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Senior Preferred Stock is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Exchange Agent a completed Form W-8, Certificate of Foreign Status. These forms may be obtained

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

from the Exchange Agent. If the shares of Old Senior Preferred Stock are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If the box in Part 2 of the Substitute Form W-9 is checked, the Exchange Agent will retain 31% of reportable payments made to a holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with his or her TIN within sixty (60) days of filing the Substitute Form W-9 with the Internal Revenue Service, the Exchange Agent will remit such amounts retained during such sixty (60) day period to such holder and no further amounts will be retained or withheld from payments made to the holder thereafter. If, however, such holder does not provide its TIN to the Exchange Agent within such sixty (60) day period, the Exchange Agent will remit such previously withheld amounts to the Internal Revenue Service as backup withholding and will withhold 31% of all reportable payments to the holder thereafter until such holder furnishes its TIN to the Exchange Agent.

6.   TRANSFER TAXES.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Old Senior Preferred Stock to it or its order pursuant to the Exchange Offer. If, however, New Senior Preferred Stock and/or substitute Old Senior Preferred Stock not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Senior Preferred Stock tendered hereby, or if tendered Old Senior Preferred Stock is registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Senior Preferred Stock to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD SENIOR PREFERRED STOCK SPECIFIED IN THIS LETTER.

7.   WAIVER OF CONDITIONS.

     The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.   NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Senior Preferred Stock, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Senior Preferred Stock for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Senior Preferred Stock nor shall any of them incur any liability for failure to give any such notice.

9.   MUTILATED, LOST, STOLEN OR DESTROYED OLD SENIOR PREFERRED STOCK.

     Any holder whose shares of Old Senior Preferred Stock have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.  WITHDRAWAL RIGHTS

     Tenders of Old Senior Preferred Stock may be withdrawn at any time prior to the Expiration Date.

     For a withdrawal of a tender of Old Senior Preferred Stock to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Old Senior Preferred Stock to be withdrawn (the "Depositor"), (ii) identify the Old Senior Preferred Stock to be withdrawn (including certificate number or numbers and the liquidation preference of such Old Senior Preferred Stock), (iii) contain a statement that such holder is withdrawing his election to have such Old Senior Preferred Stock exchanged, (iv) be signed by the holder in the same manner as the original signature on the Letter by which such Old Senior Preferred Stock was tendered (including any required signature guarantees) and
(v) specify the name in which such Old Senior Preferred Stock is registered, if different from that of the Depositor. If Old Senior Preferred Stock has been tendered pursuant to the procedure for book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Old Senior Preferred Stock and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Senior Preferred Stock so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Senior Preferred Stock will be issued with respect thereto unless the Old Senior Preferred Stock so withdrawn is validly retendered. Any Old Senior Preferred Stock that has been tendered for exchange but which is not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Senior Preferred Stock tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus, such Old Senior Preferred Stock will be credited to an account maintained with the Book-Entry Transfer Facility for the Old Senior Preferred Stock) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Senior Preferred Stock may be retendered by following the procedures described above at any time prior to the Expiration Date.

11.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

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